UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On January 29, 2015, Endo International plc (the “Company”) completed the acquisition of Auxilium Pharmaceuticals, Inc. (“Auxilium”) whereby, pursuant to an Amended and Restated Agreement and Plan of Merger among the Company, Auxilium and the Company’s subsidiaries, Endo U.S. Inc. and Avalon Merger Sub Inc. (“Auxilium Merger Sub”), Auxilium Merger Sub merged with and into Auxilium (the “Auxilium Merger”), with Auxilium surviving the Auxilium Merger as an indirect wholly-owned subsidiary of the Company.

On May 18, 2015, the Company entered into an Agreement and Plan of Merger with Par Pharmaceutical Holdings, Inc. (“Par”), the Company’s subsidiaries, Endo Limited, Endo Health Solutions Inc., Banyuls Limited (in the process of changing its name to Hawk Acquisition Ireland Limited) and Hawk Acquisition ULC (“Par Merger Sub”), and Shareholder Representative Services LLC, solely as representative of the Par stockholders, pursuant to which Par Merger Sub will merge with and into Par (the “Par Merger”), with Par surviving the Par Merger as an indirect wholly-owned subsidiary of the Company.

The Company is filing this Current Report on Form 8-K to provide: (1) the audited consolidated financial statements of Auxilium as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012, attached hereto as Exhibit 99.1, (2) the audited consolidated financial statements of Par as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (successor), for the period July 12, 2012 (inception) to December 31, 2012 (successor) and the period January 1, 2012 to September 28, 2012 (predecessor), attached hereto as Exhibit 99.2 , (3) the condensed consolidated financial statements of Par as of March 31, 2015 (unaudited) and December 31, 2014 and for the three months ended March 31, 2015 and 2014 (unaudited), attached hereto as Exhibit 99.3 and (4) the Company’s unaudited pro forma condensed combined financial statements as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014, attached hereto as Exhibit 99.4. The information in Exhibits 99.1, 99.2, 99.3 and 99.4 is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements of Auxilium as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

The audited consolidated financial statements of Par as of December 31, 2014 and 2013 and for the years ended December 31, 2014 and 2013 (successor), for the period July 12, 2012 (inception) to December 31, 2012 (successor) and the period January 1, 2012 to September 28, 2012 (predecessor) are filed herewith as Exhibit 99.2 and incorporated into this Item 9.01(a) by reference.

The condensed consolidated financial statements of Par as of March 31, 2015 (unaudited) and December 31, 2014 and for the three months ended March 31, 2015 and 2014 (unaudited) are filed herewith as Exhibit 99.3 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014 are filed herewith as Exhibit 99.4 and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP related to Auxilium Pharmaceuticals, Inc.

23.2	Consent of Ernst & Young LLP related to Par Pharmaceutical Holdings, Inc.

23.3	Consent of Deloitte & Touche LLP related to Par Pharmaceutical Holdings, Inc. (Successor)

23.4	Consent of Deloitte & Touche LLP related to Par Pharmaceutical Companies, Inc. (Predecessor)

99.1	Audited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.2	Audited Consolidated Financial Statements of Par Pharmaceutical Holdings, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2013 and 2014 (Successor), for the period July 12, 2012 (Inception) to December 31, 2012 (Successor) and the period January 1, 2012 to September 28, 2012 (Predecessor)

99.3	Condensed Consolidated Financial Statements of Par Pharmaceutical Holdings, Inc. as of March 31, 2015 (Unaudited) and December 31, 2014 and for the three months ended March 31, 2015 and 2014 (Unaudited)

99.4	Unaudited Pro forma Condensed Combined Financial Statements of Endo International plc as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2015

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President
and Chief Legal Officer

Index of Exhibits

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP related to Auxilium Pharmaceuticals, Inc.

23.2	Consent of Ernst & Young LLP related to Par Pharmaceutical Holdings, Inc.

23.3	Consent of Deloitte & Touche LLP related to Par Pharmaceutical Holdings, Inc. (Successor)

23.4	Consent of Deloitte & Touche LLP related to Par Pharmaceutical Companies, Inc. (Predecessor)

99.1	Audited Consolidated Financial Statements of Auxilium Pharmaceuticals, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012

99.2	Audited Consolidated Financial Statements of Par Pharmaceutical Holdings, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2013 and 2014 (Successor), for the period July 12, 2012 (Inception) to December 31, 2012 (Successor) and the period January 1, 2012 to September 28, 2012 (Predecessor)

99.3	Condensed Consolidated Financial Statements of Par Pharmaceutical Holdings, Inc. as of March 31, 2015 (Unaudited) and December 31, 2014 and for the three months ended March 31, 2015 and 2014 (Unaudited)

99.4	Unaudited Pro forma Condensed Combined Financial Statements of Endo International plc as of and for the three months ended March 31, 2015 and for the year ended December 31, 2014

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